Exhibit 99.1

 Development of Synthetic Biotic™ Medicines in Oncology  Designed for life  © 2018 Synlogic, Inc. All rights reserved.  Aoife Brennan, M.B., B.Ch., President and CEOSITC 2018- Washington, DCNovember 10th, 2018

   Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly Report on Form 10-Q filed with the SEC on August 9, 2018. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.  © 2018 Synlogic, Inc. All rights reserved.  2

 12:30 pm - 12:40 pm Introductions and intro to Synlogic platform and approach Aoife Brennan, MB, ChB President & CEO, CMO, Synlogic Inc.12:40 pm - 12:55 pm Unmet medical need in solid tumor immunotherapy Filip Janku, MD, PhD MD Anderson Cancer Center12:55 pm - 1:10 pm Role of Type I IFN in tumor immune recognition and therapy Dmitriy Zamarin, MD, PhD Memorial Sloan Kettering Cancer Center1:10 pm 1:40 pm Review of SYNB1891 data and program Jose Lora, PhD VP, Research, Synlogic Inc.1:40 pm 2:00 pm Q&A and closing remarks Aoife Brennan  © 2018 Synlogic, Inc. All rights reserved.  3  Agenda

Synthetic Biotic™ Medicines: A Novel Class of Living Medicines



Synthetic

Designed genetic circuits

Degradation of disease-causing metabolites

Production of therapeutic molecules



Biotic

Bacterial chassis

Non-pathogenic

Amenable to genetic manipulation

PROGRAMMABLE POTENCY

Pathways, Combinations, Biomarkers

SWITCHES FOR CONTROL, TUNING

LOCAL, REDUCED SYSTEMIC TOXICITY



synlogic

© 2018 Synlogic, Inc. All rights reserved.

4

Synthetic Biotic Platform Breadth and Potential: Pipeline Focused on Three Therapeutic Areas



Lead Discovery
Lead Optimization
IND-Enabling Studies
Phase I
Phase II
Hyperammonemia - Urea Cycle Disorder
SYNB1020
Phenylketonuria
SYNB1618
Maple Syrup Urine Disease
Organic Acidemias
Hyperammonemia - Hepatic Encephalopathy
SYNB1020
Inflammatory Bowel Disease
abbvie
Immuno-Oncology 1
SYNB1891
Immuno-Oncology 2
Immuno-Oncology 3
Inborn Errors of Metabolism
Metabolic Disease
Immunomodulation

synlogic

© 2018 Synlogic, Inc. All rights reserved.

5

Synlogic Immuno-Oncology Approach

Reimagining Early Immunotherapy for Combinatorial Effect

Bacteria Recognized as Earliest Immunotherapy



"Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem."

Dr. William B. Coley
Immuno-Oncology Pioneer

Engineer a Living Solution: Synthetic Biotic Medicines



Rationally Designed for Combinatorial Effect

Locally Inflame the TME

Systemically Drive Tumor Antigen-Specific Immunity

In Situ Vaccination: Neo-antigen Priming and Sustained Immune Response

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Synlogic Vision for Immuno-Oncology

Expand the benefits of immunotherapy broadly across tumor types

TREATMENT FAILURES

For indications where immune checkpoint inhibitors are indicated, only 13-45% of patients respond

ORR for Select FDA approved CPI Monotherapy



45%
40%
29%
13-14%
NSCL 1st line
Melanoma 1st line
Bladder 1st line
Cervical / Gastric 2nd line
Non-responders

UNRESPONSIVE TUMORS

Other tumor types show little-to-no response to checkpoint inhibitors, for example:

Colorectal - MSS

Pancreatic

Prostate - castrate resistant

Breast - ER+, hormone therapy refractory

Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses synlogic
© 2018 Synlogic, Inc. All rights reserved.
7

 Unmet medical need in solid tumor immunotherapy   Filip Janku, MD, PhDAssociate ProfessorClinical & Translational Research Center Medical Director  Investigational Cancer Therapeutics(Phase I Clinical Trials Program)MD Anderson Cancer CenterHouston, TX

 Response rates to checkpoint inhibitors in approved indications  Melanoma Pembrolizumab: RR ~ 30% Nivolumab/ipilimumab: RR ~ 50%Non-small lung cancer Pembrolizumab: RR ~ 20%-40%Nivolumab: RR ~ 20%SCC of head and neck Pembrolizumab: RR ~ 18%Nivolumab: RR ~ 13% Urothelial cancer Pembrolizumab: RR ~ 21%Nivolumab: RR ~ 28%Atezolizumab: RR ~ 15%-26%  Robert NEJM 2015Wolchok NEJM 2013Garon NEJM 2015Reck NEJM 2016Ferris NEJM 2016Chow J Clin Oncol 2016Bellmunt 2017Rosenberg 2016

 Classification by tumor immune phenotype in urothelial cancers  Immune excluded (CD8 trichrome stain)    Mariathasan S. Nature 2018

 Immunotherapy: unmet need        MSI-H: ~5% of mCRC                Siegel CA J Cancer Clin 2018  Ovarian cancerSoft tissue sarcomasGliomaMyeloma

 Predictive factors for response to immune checkpoint inhibitors        PD-L1 expression  TMB  MSI-H/dMMR

 Stimulatory and Inhibitory Factors in the Cancer-Immunity Cycle  Chen DS. Immunity 2013

 Mechanisms of immunoresistance   Syn Lancet Oncol 2017Blank Science 2016

 Converting Cold Tumors into Hot  Haanen Cell 2017

 Patient with MPNST (sarcoma) with spontaneous remission after prolonged infection with coagulase negative staphylococcus and Klebsiella Pneumoniae  January 2013  May 2013  September 2013  Prolonged infection with bacteremia January to February 2013

 Anticancer activity of single intratumor injection of Clostridium Novyi-NT  Janku CRI-CMIT-EATI-AACR 2018

 Cytokine response after single intratumor injection of Clostridium Novyi-NT  Janku CRI-CMIT-EATI-AACR 2018

   Antitumor Activity of STING  Barber Nat Rev Immunol 2015

Phase I: Intratumor STING agonist MK-1454 +/- pembrolizumab

- Phase I: Accelerated Titration Design -> modified Toxicity Probability Interval
- Endpoints
  - Primary: safety, dose
  - Secondary: PK/PD
  - Exploratory: objective response
- DLTs:
  - Monotherapy (26 patients): G3 vomiting (1)
  - Combination (25 patients): G2 erythema multiforme (1), G3 injection site pain (1), G3 skin/tumor necrosis (1)
- AEs:
  - Pyrexia (65.2%/42.9%), chills (39.1%/25%), injection site pain (47.8%/10.7%), fatigue (34.8/25%)

Harrington ESMO 2018

Phase I: Intratumor STING agonist MK-1454 +/- pembrolizumab

EFFICACY

- Monotherapy
  - Myoepitehlial carcinoma > - 30% (not confirmed as PR)
  - 2 patients with shrinkage of injected lesions

- Combination
  - Partial response: 6 (TNBC, 1; HNSCC, 3; ATC, 2)
  - Shrinkage of injected and noninjected lesions observed
  - PRs were durable (>6 months)
  - Median 83% reduction in size of target lesions for responders

Harrington ESMO 2018

 SITC 2018: MIW815 STING agonist  41 pretreated patients with solid tumors or lymphomasNo DLTsThe most common AEs: pyrexia (7; 17.1%), injection site pain (6; 14.6%), headache (6; 14.6%). Grade 3/ 4 AEs: increased lipase (2; 4.9%), elevatedamylase, tumor pain, dyspnea, respiratory failure,and injection site reaction (1 each; 2.4%). On-treatment tumor biopsies showed increases in CD8 T cells infiltrating the injected tumors in a subset of patients. PR: Merkel cell (CPI naïve), Parotid gland (CPI pretreated), both response appear to be durable  Meric-Bernstam. SITC 2018

 STING agonists in the clinic  MK-1454: early data for monotherapy and combination with pembrolizumab presented at ESMO 2018MIW815: early data for monotherapy presented at SITC 2018MK-2118: clinical trial ongoing (monotherapy and combination with pembrolizumab)

 Conclusions  Immunotherapy with immune checkpoint inhibitors can be effective in subsets of patients with melanoma, lung cancer and other tumor typesImmunotherapy with immune checkpoint inhibitors has not shown enough activity resulting in FDA approval in many common cancers including breast cancer, prostate cancer, ovarian cancer, MSS colorectal cancer and sarcomas, which creates unmet need for novel therapeutic approachesTurning cold tumors into hot with activators of innate immunity such as STING agonists (and others) offers a new promising approach to increase efficacy of cancer immunotherapy

Memorial Sloan Kettering
Cancer Center™

Role of type I IFN in tumor immune recognition and therapy

Dmitriy Zamarin MD PhD
Assistant Attending Physician
Translational Research Director
Gynecologic Medical Oncology Service
Immunotherapeutics Service
Memorial Sloan Kettering Cancer Center

Memorial Sloan Kettering
Cancer Center™

 Type I IFN: the first cytokine  Alick Isaacs  Jean Lindenmann  Isaacs, A., and Lindenmann, J., Proc. Roy. Soc., B, 147, 258 (1957)

 Functions of type I IFN in infection  Ivashkiv et al. Nat Rev Immunol 2013

 Cross-talk between type I IFN and adaptive immunity  Trinchieri G, JEM 2010.

 Type I IFN- related transcripts correlate with T cell infiltration in tumors  Fuertes M.B. et al., JEM. 208:2005-16 (2011)

 Type I IFN signature is associated with clinical benefit from ipilimumab in melanoma  Chiappinelli et al., Cell 2015

 Type I IFN pathway is essential for the efficacy of cancer immunotherapy  a.  Zamarin D, Wolchok JD, Allison JP. Sci Transl Med. 2014 5:226ra

 Mechanisms of activation of type I IFN pathway

 STING pathway is required for immune recognition and elimination of tumors.   Woo …. Gajewski. Immunity 2015.

 Therapeutic strategies to target type I IFN pathway in cancer  TLR agonistsSTING agonistsVirusesBacteriaEngineered viruses and bacteria

 Development of a STING Agonist-producing Synthetic Biotic™ Medicine to Activate Innate and Adaptive Immunity and Drive Antitumor Immune Responses  Designed for life  © 2018 Synlogic, Inc. All rights reserved.  Jose M. Lora, PhDVice President, ResearchSITC 2018- Washington, DCNovember 10th, 2018

A Tumor Can Evade Multiple Critical Aspects of the Cancer-Immunity Cycle



Insufficient activity/proliferation
Antigen release
Killing
Presentation
Immuno-suppression
Tumor
via lymphatic vessels
Recognition
Insufficient priming
Lymph node
Priming and activation
via blood vessels
Infiltration
T cell trafficking
Insufficient trafficking

Adapted from Chen, Melman; Immunity 2013

Monotherapies Often Fail to Overcome Tumor Evasion Mechanisms

Recognized Need to Combine Mechanisms to Broaden the Benefit of Immunotherapy

synlogic
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39

Synthetic Biotic Medicines Engineered for Efficacy

Rational Design of Key Immunostimulatory Mechanisms in a Bacterial Chassis

Relieve Immunosuppression

Consume immunosuppressive metabolites

Produce checkpoint inhibitors

Promote Trafficking

Chassis effect

Produce cytokines/chemokines


Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor Antigen-Specific Immunity

Promote and Sustain Immune Activation / Proliferation

Produce Immunostimulatory Molecules

Promote Immune Cell Survival and Activity

Prime for Tumor Antigen-Specific Vaccination

Chassis effect

Produce lytic factors

Produce agonists for immune cell activation

synlogic

© 2018 Synlogic, Inc. All rights reserved.

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Synthetic Biotics Medicines Attributes

Platform Flexibility to Maximize Efficacy, Control, and Safety

EFFICACY DRIVERS

Sustained Payload Delivery: Persistence in TME

Multiple Mechanisms: Large gene insertion capacity

Cellular Bioreactors: Enzymatic activity

CONTROL

Large Engineering Toolkit: Design to sense / respond to inducer

Manufacturability: No mammalian cell culture

SAFETY

Low Systemic Risk: Initial programs intratumoral

Non Pathogenic: Probiotic chassis, antibiotic deactivation

synlogic
© 2018 Synlogic, Inc. All rights reserved.
41

Intra-tumoral Injection of Synthetic Biotic Chassis: Tumor Colonization Without Leakage; Local Innate Immunity

Chassis Distribution



Robust proliferation in tumor.
No significant leakage to tissues

Survival/proliferation in tumors 10-15 days post-single dose. Potential for limited injections

Elicits **innate responses** (e.g., IL-6, TNFα) **in the tumor,** not in circulation

Behavior within TME

in B16.F10 Mice



30 mins
24 hrs
72 hrs
Tumor Cross Section
Image of Tissue
Reporter Signal

synlogic
© 2018 Synlogic, Inc. All rights reserved.
42

Dual Innate Immune Activator
Synthetic Biotic Medicine Producing STING Agonist: SYNB1891


Anaerobic Environment
O2
dacA
Pfnr
ATP +
ATP
Cyclic-di-AMP
(STING Agonist)
Auxotrophies
• Diaminopimelic acid (DAP)
• Thymidine

- Synthetic biology applied to IO programs to confer activities for efficacy and control for safety
- SYNB1891 designed as a dual innate immune activator: Combined benefit of bacterial chassis and STING agonist
- *dacA* gene: Integrated into the genome under the control of inducible promoter (P_{fnr}) to produce c-di-AMP (CDA)
- Dual biosafety feature via auxotrophies
- Learnings inform future combinations

synlogic
© 2018 Synlogic, Inc. All rights reserved.
13

Dual Innate Immune Activator

TUMOR

1 CDA-STING Activation	2 Bacterial cGAS-STING Activation	3 Bacterial Intracellular TLR4 Signaling	4 Bacterial TLR/MyD88 Signaling



Gram-negative Bacteria
E.Coli Nissle SYNB1891
TLR4
Phagosome
CDA
C-di-AMP
STING
IRF3
IFN-b1
P
Type 1 IFN
Gram-negative Bacteria
E.Coli Nissle
TLR4
cGAS
2'3'-cGAMP
dsDNA
(pathogen, host)
STING
IRF3
IFN-b1
P
Type 1 IFN
Gram-negative Bacteria
E.Coli Nissle
TLR4
Phagosome
TRIF
TRAM
IRF3
IFN-b1
P
Type 1 IFN
Gram-negative Bacteria
E.Coli Nissle
TLR4
APC
CYTOSOL
NUCLEUS
NF-κB
p50 p65
IL-6, TNF, others

Promotes Trafficking, Immune Activation/Proliferation, Priming

	1	2	3	4
SYN-STING	✓	✓	✓	✓
Naked STING Agonist	✓	✓ ⊗	⊗	⊗

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   SYNB1891 Leverages Natural Phagocytic Activity of Antigen Presenting Cells  © 2018 Synlogic, Inc. All rights reserved.  45      CDA    Agonizes STING in Natural Context

   In Vitro Characterization of SYNB1891  SYNB1891  SYN  STING Agonist Not Released to Extracellular Space  Dose-dependent Activity in Mouse APCs  © 2018 Synlogic, Inc. All rights reserved.  46  EC: ExtracellularIC: Intracellular  SYNB1891-PT1 IC  SYNB1891-PT1 EC  SYN EC  SYN IC

In Vitro Characterization of SYNB1891

Interferon Production Across Multiple Human STING Alleles Greater than Naked STING Agonist
Additional Proinflammatory Pathways Engaged

Reporter THP-1



Naked CDA
SYNB1891
IFN Reporter (RLU)
100000
80000
60000
40000
20000
15000
10000
5000
0
R232
H232
HAQ
KO
Human STING Alleles
STING Knockout

Primary DCs



Relative IFNβ1 mRNA
10000
8000
6000
4000
2000
0
Synthetic Biotic
Soluble Ligand
0
1:5
1:25
1:125
5
25
DC : Bacteria
µg/ml
CDA (nmol/well)
0
0.002
0.01
0.05
1
5
Relative IL-6 mRNA
2000
1500
1000
500
0
Synthetic Biotic
Soluble Ligand
Control
SYNB1891-PT2
Naked Agonist
0
1:5
1:25
1:125
5
25
DC : Bacteria
µg/ml
CDA (nmol/well)
0
0.002
0.01
0.05
1
5

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© 2018 Synlogic, Inc. All rights reserved.

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   In Vivo Bacterial Kinetics of SYNB1891  Restricted to Tumor and Cleared Quickly  1x107 Dose  1x108 Dose  1x109 Dose  48  © 2018 Synlogic, Inc. All rights reserved.    Tumor Homogenate (CFU, CDA, IFNb)  BF16-F10 tumors ~200mm3,Randomize groups  Tumor  Blood

Pharmacodynamic Characterization of SYNB1891

Dose-dependent Increases in Tumoral IFNß and Other Innate Immune Markers

Dose Dependent IFNß Following 1 Injection



IFNβ pg/g tumor tissue
200
150
100
50
0
**
****
1 Day
3 Days
7 Days
10 Days
Saline
SYNB1891 (1e7 CFU)
SYNB1891 (1e8 CFU)
SYNB1891 (1e9 CFU)

Additional Innate Immune Markers

Administration of SYNB1891 Results in Dose-dependent Increase in Tumoral CDA along with Innate Cytokines

Prototype Elicits Inflammation-related Gene Signature in Injected Tumors

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In Vivo Characterization of SYNB1891

Delivers Anti-tumor Activity as a Single Agent



10⁹ cfu, i.t. (SYNB or SYNB1891)
B16-F10 tumors ~100 mm³, randomize groups
d1
d4
d7
d21



10⁸ or 10⁹ cfu, i.t. (SYNB1891)
B16-F10 tumors ~100 mm³, randomize groups
d1
d4
d7
d18



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0 2 4 6 8 10 12 14 16 18 20 22
Study Day
Saline
SYNB (1e9 CFU)
SYNB1891 (1e9 CFU)
Dose



Tumc
1800
1500
1200
900
600
300
0
0 2 4 6 8 10 12 14 16 18
Study Day
Saline
SYNB1891 (1e8 CFU)
SYNB1891 (1e9 CFU)
Dose

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50

In Vivo Characterization of SYNB1891

Dose-dependent Anti-tumor Activity of SYNB1891 Prototype Strain as a Single Agent



10^7, $5x10^7$ or 10^8 cfu, i.t. (SYNB1891-PT1)
A20 tumors ~100 mm³, randomize groups
d1
d4
d7
d18
Dose
Tumor Volume (mm³)
Day on Study
*
*
Control
SYNB1891-PT1 (1 x 10^7)
SYNB1891-PT1 (5 x 10^7)
SYNB1891-PT1 (1 x 10^8)
Tumor Volume (mm3)
Day on Study

synlogic

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   In Vivo Characterization of SYNB1891  SalineSYNB1891-PT1Naïve Control          Re-challenge  SYNB1891-PT1 dose  SYNB1891 Prototype Strain Leads to Systemic Anti-tumor Immunity  © 2018 Synlogic, Inc. All rights reserved.  22      Day on Study  Tumor Volume (mm3)    Saline  SYNB1891-PT1  Naïve Control

In Vivo Characterization of SYNB1891

SYNB1891 Prototype Strain Leads to Generation of Tumor Antigen-specific T Cell



10⁹ cfu, i.t. (SYNB or SYNB1891-PT2)
d1
d2
d4
d9
B16-F10 tumors
~100 mm³,
randomize groups
Tumor Draining LN (Flow)



Saline
SYNB
SYNB1891-PT2
Day 2
1.38
1.49
1.53
Day 9
0.54
1.84
4.80
CD8α
H2-kb (Trp2)
Gated on live CD8+ T cells

synlogic

© 2018 Synlogic, Inc. All rights reserved.

23

Dual Innate Immune Activator SYNB1891

A STING Agonist-producing Synthetic Biotic Designed to Locally Inflame the TME and Systemically Drive Tumor Antigen-Specific Immunity

Progress Towards the Clinic

Tumor Colonization without Leakage

Enhanced Activity vs. Naked STING Agonist

Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs

Dose-dependent Anti-tumor Activity

Immunological Memory

IND Submission 2H19



Promise Over Other Approaches

STING Agonism in Natural Context

Activation of Multiple Innate Immune Pathways

Low Systemic Risk

synlogic

© 2018 Synlogic, Inc. All rights reserved.

54

   © 2018 Synlogic, Inc. All rights reserved.  55  NEXT STEPSIND-Enabling Studies On-goingIND Submission 2H19  Dual Innate Immune Activator SYNB1891      TUMOR  LYMPH NODE  Systemic Tumor Antigen Specific Immunity           Locally Inflame the TME

Pipeline of Synthetic Biotic Effectors Poised to Deliver

Relieve Immunosuppression

Kyn Consumption

Ade Consumption

αPD-1 scFv

Promote Trafficking

Chassis effect

CXCL10

Hyaluronidase



Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor Antigen Specific Immunity

Promote and Sustain Immune Activation / Proliferation

IL-15; IL-12

Arg Production

4-1BBL

OX40L

Prime for Tumor Antigen-Specific Vaccination

Chassis effect	TNFα
5FC→5FU	IFNγ
STING	αCD47 ScFv / Sirpα
αCD40 scFv/CD40L	GM-CSF

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 Designed for life  © 2018 Synlogic, Inc. All rights reserved.  Aoife Brennan, M.B., B.Ch., President and CEOJose M. Lora, PhDVice President, ResearchSITC 2018- Washington, DCNovember 10th, 2018  Q&A  Development of Synthetic Biotic™ Medicines in Oncology

Dual Innate Immune Activator SYNB1891

A STING Agonist-producing Synthetic Biotic Designed to Locally Inflame the TME
and Systemically Drive Tumor Antigen-Specific Immunity

Progress Towards the Clinic

Tumor Colonization without Leakage

Enhanced Activity vs. Naked STING Agonist

Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs

Dose-dependent Anti-tumor Activity

Immunological Memory

IND Submission 2H19



Promise Over Other Approaches

STING Agonism in Natural Context

Activation of Multiple Innate Immune Pathways

Low Systemic Risk

synlogic
© 2018 Synlogic, Inc. All rights reserved.
58

       © 2018 Synlogic, Inc. All rights reserved.  59  Broad Ambitions in Immuno-Oncology  Vision: Expand and Exceed the Effect of Cancer Immunotherapies          SYNB1891  DISCOVERY PORTFOLIO  COMBINATIONS  HARNESS THE MICROBIOME  ORAL  INTRATUMORAL

 © 2018 Synlogic, Inc. All rights reserved.

Table of Synthetic Biotic Strains

Strain	Genetic Content
SYN	Un-engineered *E. coli* Nissle:Abx+
SYNB	DAP/Thy dln EcN (no dacA insert):Abx+
SYNB1891-PT1	DAP dln EcN:dacA$_{plasmid}$:FnR-inducible:Abx+
SYNB1891-PT2	DAP/Thy dln EcN:dacA$_{integrated}$:FnR-inducible:Abx+
SYNB1891	DAP/Thy dln EcN:dacA$_{integrated}$:FnR-inducible:Abx-

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61

Pharmacodynamic Characterization of SYNB1891

Administration of SYNB1891 Results in Dose-dependent Increases in Tumoral CDA, Cytokines

Production in Tumor Tissue


C-di-AMP
µg / g
200
150
100
20
10
0
1 Day
3 Days
7 Days
10 Days
IFNβ
pg / g
**
****
Saline
SYNB1891 (1e7 CFU)
SYNB1891 (1e8 CFU)
SYNB1891 (1e9 CFU)
IL-6
1000000
800000
600000
400000
200000
*
GM-CSF
50000
40000
30000
20000
10000
**

© 2018 Synlogic, Inc. All rights reserved.

62

Pharmacodynamic Characterization of SYNB1891

Prototype Elicits Inflammation-related Gene Signature in Injected Tumors



Saline or 10^9 cfu SYNB1891-PT2, i.t.
d1
d4

B16-F10 or CT-26 tumors ~100 mm^3, randomize groups

Harvest Tumor Tissue

Isolate Tumor Infiltrating Lymphocytes

Perform RNAseq on Purified T cells



SALINE
SYNB1891-PT2
CT26
SALINE
SYNB1891-PT2
B16
Inflammation
Immune response
Cytokine
Cytokine receptor

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